SEC 873 (06/2003)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ___________June 5, 2003______________
ENVIRO-ENERGY CORPORATION
____________________________________________________________________ (Exact name of registrant as specified in its chapter)

Delaware ________________________ (State or other jurisdiction of incorporation)	000-30069 _______________________ (Commission File Number)	95-4520761 _______________________ (IRS Employer Identification No.)

2121 N.Waterworks – Spokane, Washington ___________________________________________ (Address of principal executive offices)	99216 _____________________ (Zip Code)

Registrant's telephone number, including area code 509-252-5850

4430 Haskell Ave., Encino, CA. ____________________________________________________________________ (Former name or former address, if changed since last report)

Item 6. Resignations of Registrant's Directors.

Tom Bowers resigned as a director, chief executive officer and chief financial officer of the registrant and its Energy Flow Management, Inc. subsidiary effective June 5, 2003.  The reasons for his resignation are set forth in a letter to the board of directors of the registrant dated June 5, 2003, a copy of which is attached to this current report as Exhibit 99.1

Management of the registrant is of the opinion that Mr. Bowers' description of the reasons for his resignation is factually incorrect and incomplete.  Management's response to this description is also attached to this current report as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enviro-Energy Corporatiaon (Registrant)
Date: July 17, 2003	/s/ Cory Colvin, Director (Signature)*